soliton

Rapid Acoustic Pulse Technology
(Nasdaq: SOLY)



Legal Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements. More detailed information about Soliton is set forth in our filings with the Securities and Exchange Commission. Security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Overview summary

Breakthrough acoustic shockwave device using novel and proprietary Rapid Acoustic Pulse (RAP) technology

- Induces mechanical disruption to targeted cellular level structures and vacuoles
- No cavitation, heat or collateral tissue damage or pain

Platform technology

- Tattoo removal in as little as 1/3 the number office visits
- Cellulite reduction (Proof of Concept clinical results)
- Keloids/other fibrotic disorders, accelerated fat reduction in clinical development

2020 revenue potential

- FDA cleared (tattoo indication)
- Targeting limited launch for tattoo by first half of 2020 and cellulite by second half of 2020

Over $10 billion in addressable market

- According to Market Research Future, the global market for tattoo removal is projected to be over $4 billion by 2023
- The non-invasive cellulite reduction market is expected to be $1.9 billion in US alone


soliton

Images provided by Industrial Design firm; actual product may differ somewhat when the product is launched. There is no guarantee of a successful outcome of this revenue strategy. See disclosures at the end.

Brief History

Started 2012 with technology from MD Anderson Cancer Center

Founding inventor, from MIT, originated technology that became Dexcom ($11 billion valuation as of 12/31/18)

$27 million investment from single Venture Capital Fund (also participated in our IPO)

Board members from Coolsculpting (Zeltiq), acquired by Allergan in 2017*

*(see https://www.reuters.com/article/us-zeltiq-m-a-allergan-idUSKBN15S1G1)

THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center

Massachusetts Institute of Technology

dexcom
One Step Ahead

Allergan

There is no guarantee of any successful outcome for any clinical trial. Projected numbers are estimates, are subject to change without notice and there is no guarantee such projections will be met. See disclosures at the end.

Management and Directors

All life science veterans

Multiple device clearances

Multiple national and international aesthetic device launches

Wally Klemp
Exec. Chairman
#1 INC 500
Startup to $.5 billion revenues



Chris Capelli, MD
President/CSO
MIT Engineer
Co-inventor of early Dexcom Technology



Brad Hauser
Independent Dir.
Allergan - CoolSculpt
GM (Previously Zeltiq)
Laser Industry Veteran



Lori Bisson
EVP/CFO
Public Co veteran
Ex-Big 4 Accounting



Danika Harrison
Independent Dir.
Former Zeltiq Head of Marketing
Aesthetics Marketing Expert



Joe Tanner
COO
Multiple Med Devices
Contract Electronics Executive



Jon Foster
Independent Dir.
Delloitte/
Public Life Science CFO



Science Advisory Board

High profile Key Opinion Leaders

Strong podium presence

Respected, published researchers

Michael S. Kaminer, M.D. (Chair)*



Mathew M. Avram, M.D., J.D.*



Roy Geronemus, M.D.*



Eric F. Bernstein, M.D.*



Elizabeth Tanzi, M.D.*



Christopher Zachary, M.D.*



E. Victor Ross, MD



Jeffrey Dover, M.D.*



* Also members of Allergan's CoolSculpting Medical Advisory Board

Soliton's Rapid Acoustic Pulse: Key to Therapeutic Effect



<0.1 μs
9.6 MPa
Z-Wave
RAP
RAP
1.0 MPa
ZWave
~5 μs
-10e-6
0
10e-6
20e-6
30e-6

Hydrophone measurements using an Onda Corporation AIMS III (Acoustic Intensity Measurement System), using HNR-1000 Hydrophone; Z-Wave setup: Z-WavePro set to maximum output (185 mJ), using Z-Wave Handpiece 2.2

Repetition rate and very short rise time provide microscopic mechanical disruption to the targeted cellular level structures and vacuoles

High peak pressure and fast repetition rate exploit viscoelastic nature of tissue

Compressed pulses from electronic filtering and reflector shape eliminate cavitation, heat and pain

RAP Device


soliton

Console

Replaceable consumable cartridge good for one patient visit



Electrode Cartridge

Electro-hydraulics (arc plasma in saline) utilizes 3000 volts at 3000 amps; creates shockwaves from 2 to 6 MPa @ 100 Hz

Electronic wave shaping enables very high repetition rate; reduces unwanted frequencies that cause heat and pain

Custom designed reflector eliminates cavitation, heat, pain; non-focused, slightly diverging waves

Different cartridges enable different therapies: tattoo removal, cellulite reduction, keloid scars, or assisting fat therapy



- 8 patent families filed
- Worldwide exclusive license from MD Anderson
- 60601 Electrical Safety certified; 2 MOPP/MOOP
- IRB "non-significant risk" established

The RAP device is dependent upon regulatory approval and will be subject to ongoing regulatory review, and any failure to secure clearance or comply with continuing regulation by the FDA or other regulatory bodies could prevent the RAP device from entering the market. See disclosures at the end.

Platform Technology


Rapid Acoustic Pulse (RAP)
Low settings = cellular stimulation
Medium settings = vacuole/cell disruption
High settings = ECM disruption (Acoustic Subcision)
Skin Smoothing
Wound Healing
Dermal clearing for Tattoo Removal
Accelerated Fat Removal
Cellulite Reduction
Keloid/Fibrotic Treatment

Tattoo Removal: First Indication



soliton

44 million Americans want some form of tattoo removal

Total US Adult Population	→	29% have at least one tattoo	→	63%* are considering tattoo removal; 23% are "regretters" **
240 million		70 million		44 million

US prospects: 44 million

So, why isn't this already a billion dollar business?



* As demonstrated in our own proprietary market research conducted by iResearch in conjunction with The Phillips Agency.

** The Harris Poll of 2,225 U.S. adults surveyed online from October 14-19, 2015.

Current standard of care (laser removal) presents huge barriers

A complete removal for this patient could mean repeating this visit 10 or more times over the next 1 to 2 years
(December 2012 Archives of Dermatology)

Reducing this timeline will truly change the industry approach



What limits a laser's effectiveness?


Typical laser removal may take one year or more to achieve success
Cumulative Success Rate, %
100
80
60
40
20
0
Black
Red
Other
0
5
10
15
20
No. of Treatment Sessions

Archives of Dermatology, Volume 148 (No. 12), December 2012


TRUE
LOVE

Two Major Causes of Laser Shielding


Laser Energy
Epidermis
Dermis
Both superficial and deep vacuoles are formed
Affected Particles
Pigment Particles

Topmost pigment particles shield those beneath

Dermal vacuoles (temporary bubbles) reflect up to 85% of laser energy

Each office visit is limited to just one laser treatment because these dermal vacuoles can take days to resolve*



Here's how we believe Soliton RAP enables multiple laser passes



RAP shockwaves are applied
Repeat
Both superficial and deep vacuoles are removed and particles disburse

RAP removes the vacuoles created by the first laser pass and helps disperse particles

With vacuoles removed and particles disbursed, a second laser treatment is possible

The next laser pass is much more effective; can be repeated multiple times





RAP Device Enables Multiple Laser Treatments In One Visit

FDA clearance clinical trials:

Demonstrated that Soliton's RAP device enables multiple laser passes in a single office visit

Achieved tattoo fading results with our RAP device in 2-3 visits that may normally require 10 or more office visits with a stand-alone laser

We believe RAP may have the following potential benefits:
As little as 2-3 office visits vs. 10 or more office visits
Clinical trial participants generally experienced little to no pain.
Less risk of scarring or ghosting
Overall better outcome
Lower cost to patient
Higher revenue opportunity for physician
Q-switch laser can outperform a $250k Pico-switched laser

There is no guarantee of any successful outcome of any clinical trial. See disclosures at the end.

Statistically Significant Clinical Results

After approximately 3 office visits, the Soliton RAP delivered 75% or greater fading in 100% of patients*

Soliton outperformed "laser-only" 100%* of the time



Fading After 3 Treatments
100%
58.3%
25.0%
16.7%
Soliton
Laser-Only
% Subjects in Fading Category
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1
0
2
1-24%
3
25-49%
4
50-75%
5
76-100%
Fading Category

*Results presented from the Company's 2017 clinical trial. Fading percentages were determined by a panel of unaffiliated doctors who reviewed the patient results and graded fading.

Complete removal of treated ink after 3 treatments


Treated
area

Before



After 3 Treatments

Individual results will vary. For illustrative purposes only. See disclosures at the end.

Complete removal of treated ink after 3 treatments


Treated
area

Before



After 3 Treatments

Compared with historical controls, Soliton RAP changes the removal timeline



Cumulative Success Rate, %
100
80
60
40
20
0
0
2
5
10
15
20
No. of Treatment Sessions
Soliton (fading ≥90%)
Soliton (fading ≥75%)
Arch Derm Study, Laser-Only

Results from Company's clinical trials compared with historical controls. There is no guarantee for a successful outcome for any clinical trial. See disclosures at the end.

Cellulite Treatment: Second Indication



soliton

Cellulite

Cellulite is formed in the subdermal fat layer

In this region, fat cells are arranged in chambers surrounded by bands of fibrous septa

In certain types of cellulite, the septa can contract and become sclerotic holding portions of the skin with a non-flexible length of septa

This results in areas of the skin being pulled down while adjacent sections bulge outward resulting in dimples and ridges



Cellulite Dimples
Epidermis
Dermis
Fat cells
Fibrous Septa

Current Standard of Care

Cellfina is a surgical procedure used for treating depressed cutaneous scars, wrinkles, and cellulite dimples and ridges

The principle of this procedure is to cut the fibrotic strands, which tether the scar to the underlying muscle

The defect or depression is lifted by the releasing action of the procedure, as well as from new connective tissue that forms during the course of normal wound healing

Painful procedure requires anesthesia; results in significant post-treatment discomfort and downtime


Cellfina - Trattamento cellulite | Centri Jenevi Medical



Acoustic subcision device: mechanism of action

Our device emits rapid acoustic shock wave pulses that are transmitted through the skin to break the fibrotic septa

Defects or depressions are lifted by the releasing action of the procedure

Direct mechanism is shearing and tearing induced by shock waves scattering from small-scale tissue inhomogeneity (Howard, 1997)

Soliton has not yet received FDA pre-market clearance for the cellulite indication

Howard, D., & Sturtevant, B. (1997). In vitro study of the mechanical effects of shock-wave lithotripsy. Ultrasound in Med. & Biol., 23(7), 1017-1122.



Acoustic subcision → fibrous septa disruption

(Pig model. High intensity 2 minutes – 2x magnification)

Control: Un-damaged fibrous septa



Test: Fibrous septa disruption (post-treatment)



Acoustic subcision → Fibrous septa disruption

(Pig model. High intensity 2 minutes -- 20x magnification)

Control: Un-damaged fibrous septa



Test: Fibrous septa disruption (post-treatment)





Proof of Concept Cellulite Trial
Single-Tx 12-Week Cellulite Severity Scores
Average Score of 3 Blinded Reviewers
CSS Score
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.83
1.50
4.83
3.33
4.00
3.00
4.67
3.33
5.00
4.00
4.27
3.03
P<0.001
Pt001
Pt002
Pt003
Pt004
Pt005
Average (n=5)
Before
After

1.24 point decrease in the average CSS

29% reduction in score

97% of the ~120 total applications, participants reported no pain (i.e., score of '0')

100% correct selection of the before and 12-week post-treatment photos by all blinded reviewers

No erythema, swelling or bruising reported

Clinically significant cellulite reduction with RAP

Before and 12-weeks after a single 20 minute RAP treatment


Before
12 Weeks After Single Treatment

Cellfina Comparative Photos

Celebrate a cellulite solution that lasts!


BEFORE
AFTER 3 YEARS

Unretouched photos. Individual results may vary.

cellfina

RAP results continue to improve 6 months post-treatment

Before | After 12 Weeks | 26 Weeks After Single Treatment



No pain, bruising or post-treatment discomfort or downtime


soliton

Revenue Potential

Tattoo opportunity:

Global market projected to be over $4B by 2023*

Cellulite opportunity:

Global market projected to be over $1.4B by 2026**

* Per Tattoo Removal Market Research Report published by marketresearchfuture.com
** Per Cellulite Treatment Market Report published by Transparency Market Research in Nov 2018.

soliton

Images provided by Industrial Design firm; actual product may differ somewhat when the product is launched. There is no guarantee of a successful outcome of this revenue strategy. See disclosures at the front

Device and revenue strategy

***"razor and blade"** recurring revenue model*



Sell or lease consoles



Hand piece contains replaceable cartridge



Replaceable consumable cartridge good for one patient visit

Images provided by Industrial Design firm; actual product may differ somewhat when the product is launched. There is no guarantee of a successful outcome of this revenue strategy. See disclosures at the end.

Key Milestones

Milestone	Expected Timing	
FDA Approval for Tattoo Indication	May 2019	Complete
Cellulite POC study– 26 week time point	May 2019	Complete
Cellulite POC 26 week data release in Las Vegas Aesthetics Show	July 2019	
Pivotal trial for Cellulite to be initiated	Mid 2019	
POC study for Keloid Scarring	Mid 2019	
File 510k for Cellulite indication	1H 2020	
Limited Launch for Tattoo	1H 2020	
Limited Launch for Cellulite	2H 2020	
Full commercial launch	1H 2021	

Capitalization Table (as of May 31, 2019)

	Shares	Average Exercise or Conversion Price
Common Stock	14,965,182	
Warrants	970,357	$1.75
Options	2,671,750	$1.82
Convertible Debt	273,034	$0.175
TOTAL FDSO	18,880,323	

soliton

Rapid Acoustic Pulse Technology
(Nasdaq: SOLY)

Thank you

